EXHIBIT NO. (24)

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ David C. McCourt David C. McCourt	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Michael A. Adams do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 6 day of March, 2002.

	/s/ Michael A. Adams Michael A. Adams	(SEAL)

Witness: /s/ Illegible Illegible

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ James Q. Crowe James Q. Crowe	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5 day of March, 2002.

	/s/ Michael J. Mahoney Michael J. Mahoney	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this day of March, 2002.

	/s/ Stuart E. Graham Stuart E. Graham	(SEAL)

Witness: /s/ Camille D'Alessandro Camille D'Allessandro

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5 day of March, 2002.

	/s/ Frank M. Henry Frank M. Henry	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ Richard R. Jaros Richard R. Jaros	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5 day of March, 2002.

	/s/ Daniel E. Knowles Daniel E. Knowles	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ David C. Mitchell David C. Mitchell	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ Eugene Roth Eugene Roth	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5th day of March, 2002.

	/s/ Walter Scott, Jr. Walter Scott, Jr.	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, Timothy J. Stoklosa do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this day of March, 2002.

	/s/ Timothy J. Stoklosa Timothy J. Stoklosa	(SEAL)

Witness:

SPECIFIC POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte do make, constitute and appoint Donald P. Cawley, Senior Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1.

I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2001, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.

I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 5 day of March, 2002.

	/s/ John J. Whyte John J. Whyte	(SEAL)

Witness: /s/ Kenneth E. Lee Kenneth E. Lee